EXHIBIT 99.1
       N E W S   B U L L E T I N
                 FROM:                                    RE:

       FINANCIAL RELATIONS BOARD           EMPIRE FINANCIAL HOLDING COMPANY
                                           2170 West State Road 434
                                           Suite 100
                                           Longwood, FL 32779
                                           AMEX: EFH
 FOR FURTHER INFORMATION:

 AT THE COMPANY:                           AT FINANCIAL RELATIONS BOARD:
 Donald A. Wojnowski Jr.                   Lasse Glassen
 President                                 General Information
 (407) 774-1300                            (310) 407-6517
 investorrelations@empirenow.com           kmcnally@financialrelationsboard.com
 -------------------------------           ------------------------------------

FOR IMMEDIATE RELEASE
AUGUST 20, 2004

      EMPIRE FINANCIAL REPORTS 43% REVENUE INCREASE FOR SECOND QUARTER 2004


LONGWOOD, FLA., AUGUST 20, 2004 -- EMPIRE FINANCIAL HOLDING COMPANY (AMEX: EFH), a financial brokerage services firm serving retail and institutional clients, today announced financial results for the second quarter ended June 30, 2004. Second quarter 2004 financial results included a year-over-year increase in revenue of 43%. The Company reported a net loss applicable to common stockholders of $0.8 million, or $(0.27) per basic and diluted share.

President Donald A. Wojnowski, Jr. stated, "The revenue increase over 2003 results were generated by the addition of our securities market making and trading business in addition to an increase in the number of independent registered representatives processing their securities transactions through Empire. We are disappointed with the loss during the quarter which was primarily the result of legal, accounting and employee severance expenses related to the previously announced SEC investigation. We believe that the Company has taken certain actions to facilitate a settlement with the SEC, and, therefore, we are optimistic that a resolution of the SEC investigation will occur during 2004. We are thankful for the continued support of our clients, employees, registered representatives and shareholders."

FINANCIAL RESULTS

Total revenues for the three months ended June 30, 2004 were $5.6 million, an increase of $1.7 million, or 43%, over $3.9 million for the same period in 2003. The revenue growth was primarily the result of the establishment of market-making and trading operations during the third quarter of 2003 that resulted in a contribution of 21% of total revenues for the second quarter of 2004. In addition, the Company generated an 11% increase in commissions and fee revenues associated with an increase in retail trading volume and the processing of more securities transactions by affiliated independent registered representatives, including by newly affiliated representatives.

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EMPIRE FINANCIAL HOLDING COMPANY
PAGE 2 OF 4

Total operating expenses for the three months ended June 30, 2004 were $6.4 million compared to total operating expenses of $5.3 million for the same period in 2003. The increase was primarily due to higher commissions and clearing costs associated with higher transaction volumes and higher legal and accounting expenses related to ongoing regulatory investigations and litigation.

For the three months ended June 30, 2004, the Company reported a net loss applicable to common stockholders of $(859,188) or $(0.27) per basic and diluted share, compared to a net loss of $(1,312,620), or $(0.27) per basic and diluted share for the same period in 2003. As a result of the Company's completion of the sale of its correspondent clearing business, Advantage Trading Group, Inc. in November 2003, results for fiscal 2003 have been restated to separate continuing operations from discontinued operations. Therefore, the 2003 net loss applicable to common stockholders included income from discontinued operations of $19,486, or less than one-half of $0.01 per basic and diluted share.

FINANCIAL CONDITION

At June 30, 2004, the Company had total assets of $1.9 million the majority of which consisted of receivables from brokers, dealers and clearing brokers arising from customer-related securities transactions. Stockholders' deficit was $(1,427,797) at June 30, 2004.

The audit report contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 contains an explanatory paragraph that raises doubt about the Company's ability to continue as going concern because the Company has had net losses from continuing operations in 2003 and 2002, a stockholders' deficit and has uncertainties relating to regulatory investigations.

ABOUT EMPIRE FINANCIAL HOLDING COMPANY

Empire Financial Holding Company, through its wholly owned subsidiary, Empire Financial Group, Inc., provides full-service retail brokerage services through its network of independently owned and operated offices and discount retail securities brokerage via both the telephone and the Internet. Through its market-making and trading division, the Company offers securities order execution services for unaffiliated broker dealers and makes markets in domestic and international securities. Empire Financial also provides turn-key fee based investment advisory and registered investment advisor custodial services through its wholly owned subsidiary, Empire Investment Advisors, Inc.

FORWARD-LOOKING STATEMENT DISCLAIMER

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties or other factors which may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause such a difference include, without limitation, the ability of the Company to continue as a going concern, fluctuations in the volume of transactional services provided by the Company, competition with respect to financial services commission rates, the effect of general economic and market conditions, factors affecting the securities brokerage industry as well as other risks and uncertainties detailed from time to time in the Company's Securities and Exchange Commission filings.

                         - FINANCIAL STATEMENTS FOLLOW -

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EMPIRE FINANCIAL HOLDING COMPANY
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
                               EMPIRE FINANCIAL HOLDING COMPANY AND SUBSIDIARIES
                                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                                  (UNAUDITED)
                                                          THREE MONTHS ENDED             SIX MONTHS ENDED
                                                               JUNE 30,                      JUNE 30,
                                                      -------------------------     -------------------------
                                                         2004           2003           2004           2003
                                                      -----------   -----------     -----------   -----------
Revenues:
     Commissions and fees ........................... $ 4,336,120   $ 3,908,916     $ 8,751,188   $ 6,994,974
     Equities market making and trading revenues, net   1,205,480             -       2,134,621             -
     Interest .......................................      43,857        14,091          83,060        42,407
     Other ..........................................      31,190        11,958          72,454        18,883
                                                      -----------   -----------     -----------   -----------

TOTAL REVENUES ......................................   5,616,647     3,934,965      11,041,323     7,056,264
                                                      -----------   -----------     -----------   -----------

Expenses:

     Commissions and clearing costs .................   4,051,419     3,143,389       7,826,251     4,907,866
     Employee compensation and benefits .............   1,006,089       647,783       1,814,938     1,466,622
     General and administrative .....................   1,235,189     1,423,185       1,878,999     1,896,628
     Communications and data processing .............      14,431        29,416          47,278        71,519
     Order flow payments ............................     113,116             -         209,490             -
     Advertising ....................................      20,650        23,615          21,598        62,512
     Interest .......................................      28,191          (317)         56,040             -
                                                      -----------   -----------     -----------   -----------

TOTAL EXPENSES ......................................   6,469,085     5,267,071      11,854,594     8,405,147
                                                      -----------   -----------     -----------   -----------

Net loss from continuing operations .................    (852,438)   (1,332,106)       (813,271)   (1,348,883)
Income from discontinued operations .................           -        19,486               -      (363,015)
                                                      -----------   -----------     -----------   -----------

Net loss ............................................    (852,438)   (1,312,620)       (813,271)   (1,711,898)
Preferred stock dividend ............................      (6,750)            -         (13,500)            -
                                                      -----------   -----------     -----------   -----------

Net loss applicable to common stockholders .......... $  (859,188)  $(1,312,620)    $  (826,771)  $(1,711,898)
                                                      ===========   ===========     ===========   ===========

Basic and diluted loss per share applicable to common stockholders:

         Continuing operations ...................... $     (0.27)  $     (0.27)    $     (0.26)  $     (0.28)
                                                      ===========   ===========     ===========   ===========

         Discontinued operations .................... $         -   $      0.00     $         -   $     (0.08)
                                                      ===========   ===========     ===========   ===========

         Net loss applicable to common stockholders . $     (0.27)  $     (0.27)    $     (0.26)  $     (0.36)
                                                      ===========   ===========     ===========   ===========

Weighted average shares outstanding:
     Basic and diluted ..............................   3,206,605     4,796,087       3,198,425     4,796,087
                                                      ===========   ===========     ===========   ===========

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EMPIRE FINANCIAL HOLDING COMPANY
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                EMPIRE FINANCIAL HOLDING COMPANY AND SUBSIDIARIES
            CONSOLIDATED FINANCIAL STATEMENTS OF FINANCIAL CONDITION

                                                        JUNE 30,
                                                          2004      DECEMBER 31,
                                                      (UNAUDITED)       2003
                                                      -----------   -----------
ASSETS

Cash and cash equivalents ........................... $    49,496   $   393,283
Marketable securities ...............................     225,000             -
Receivables from broker dealers and
  clearing organizations ............................     880,345       637,279
Deposits at clearing organizations ..................     304,325       304,468
Property and equipment, net of accumulated
  depreciation of $130,975 and $116,297, respectively      94,092        15,678
Customer lists, net .................................      52,394       145,393
Prepaid expenses and other assets ...................     268,635       269,620
                                                      -----------   -----------

      TOTAL ASSETS .................................. $ 1,874,287   $ 1,765,721
                                                      ===========   ===========

LIABILITIES AND STOCKHOLDERS' DEFICIT

Liabilities:

Notes payable ....................................... $ 1,151,719   $   790,741
Notes payable - related party .......................     405,093       488,426
Accounts payable, accrued expenses and
  other liabilities .................................   1,645,876     1,208,893
Payable to brokers and dealers and
  clearing organizations ............................      99,396        78,844
                                                      -----------   -----------

      TOTAL LIABILITIES .............................   3,302,084     2,566,904
                                                      -----------   -----------

Stockholders' deficit:

Series A Preferred stock, $.01 par value,
  1,000,000 shares authorized; 10,000 issued
  and outstanding ...................................         100           100
Common stock, $.01 par value,
  100,000 shares authorized;
  3,217,525 shares issued and outstanding ...........      32,175        31,945
Additional paid-in capital ..........................   5,901,488     5,763,374
Accumulated deficit .................................  (7,276,045)   (6,462,774)
Deferred compensation ...............................     (85,515)     (133,828)
                                                      -----------   -----------

      Total stockholders' deficit ...................  (1,427,797)     (801,183)
                                                      -----------   -----------

          TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT $ 1,874,287   $ 1,765,721
                                                      ===========   ===========

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